CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
		    AS ADOPTED PURSUANT TO
	  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
	  ---------------------------------------------

Name of Issuer:	MANAGERS TRUST I - FIRST QUADRANT TAX-MANAGED
		EQUITY FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Dated: December 19, 2003		/s/ Peter M. Lebovitz
					----------------------
					Peter M. Lebovitz
					President



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	CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
		    AS ADOPTED PURSUANT TO
	  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
	  ---------------------------------------------

Name of Issuer:	MANAGERS TRUST I - FIRST QUADRANT TAX-MANAGED
		EQUITY FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Dated: December 19, 2003		/s/ Galan G. Daukas
					------------------------
					Galan G. Daukas
					Chief Financial Officer

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